UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2026, Collegium Pharmaceutical, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 32,406,969 shares of common stock of the Company were entitled to vote as of March 31, 2026, the record date for the Annual Meeting, of which 29,210,926 were present in person or by proxy at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of eight Directors to hold office until the 2027 Annual Meeting of Shareholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Rita Balice-Gordon	25,890,238	1,343,456	186,467	1,790,765
Garen Bohlin	27,093,924	243,649	82,588	1,790,765
Michael Donovan	27,383,194	35,519	1,448	1,790,765
John Freund, M.D.	26,907,371	510,601	2,189	1,790,765
Vikram Karnani	27,243,959	173,863	2,339	1,790,765
Nancy Lurker	27,379,677	39,738	746	1,790,765
Carlos Paya, M.D., Ph.D.	26,695,542	710,809	13,810	1,790,765
Gino Santini	26,824,258	593,714	2,189	1,790,765

Each of Rita Balice-Gordon, Garen Bohlin, Michael Donovan, John Freund, Vikram Karnani, Nancy Lurker, Carlos Paya and Gino Santini was elected by the Company’s shareholders as Directors to hold office until the 2027 Annual Meeting of Shareholders.

PROPOSAL 2:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
26,313,792	1,100,723	5,646	1,790,765

On an advisory basis, the Company’s shareholders approved the compensation of the Company’s named executive officers.

PROPOSAL 3:

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
28,953,181	252,815	4,930	0

Proposal 3 was approved by the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2026	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
		Name:	Colleen Tupper
		Title:	Executive Vice President and Chief Financial Officer